SUPPLEMENT TO THE

PROSPECTUSES

OF

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

EVERGREEN VARIABLE ANNUITY FUNDS

Evergreen Investment Management Company, LLC, the Evergreen funds' investment advisor, expects to propose that Wells Capital Management Incorporated replace Tattersall Advisory Group, Inc. as sub-adviser to Evergreen Core Plus Bond Fund, Evergreen Core Bond Fund, Evergreen VA Core Bond Fund and Evergreen Short Intermediate Bond Fund. This would occur either through the execution of a new sub-advisory agreement and/or through the reorganization of each Evergreen fund into a similarly managed Wells Fargo Advantage fund.

Any such changes are required to be approved by Trustees and shareholders and would take effect later in 2009. We will provide additional information concerning these changes as it becomes available.

April 6, 2009	584201 (4/09)